SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-12

    CREDIT SUISSE WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                          CREDIT SUISSE WARBURG PINCUS
                   INTERMEDIATE MATURITY GOVERNMENT FUND, INC.
                             YOUR VOTE IS IMPORTANT


Dear Shareholder:

         The Board of Directors (the "Board") of Credit Suisse Warburg Pincus Intermediate Maturity Government Fund, Inc. (the "Fund") is asking you to consider and approve a proposal to change the Fund's investment objective. The Fund's current investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The proposed new investment objective of the Fund is total return. This change is intended to increase the Fund's overall investment flexibility and performance potential. The Board of Directors of the Fund has also approved certain investment policy changes to become effective if shareholders approve the change in investment objective. Together, these changes will enable the Fund to make significant investments in a broad range of investment grade fixed-income securities which we believe will result in better returns over time than investments in securities of the U.S. Government and its agencies and instrumentalities alone.

         If the proposal is approved, the name of the Fund will be changed to "Credit Suisse Investment Grade Bond Fund, Inc." to more accurately reflect the proposed changes to the investment objective and policies.

         We are pleased to invite you to attend a special meeting of shareholders to consider the approval of the proposal to change the Fund's investment objective to total return. No shareholder vote is required to revise the Fund's investment policies or to change the name of the Fund.

         THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH ABOVE IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

         Detailed information about the proposal may be found in the attached Proxy Statement. You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Fund at the close of business on October 17, 2001. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope. If you prefer, you can fax the proxy card to D.F. King & Co., Inc., the Fund's proxy solicitor, Attn:
Dominick F. Maurillo, at (212) 269-2796. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling
(800) 714-3312 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) or through the Internet using the Internet address located on your proxy card.

         Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the Internet, it will use reasonable procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

         Whichever voting method you use, please read the full text of the proxy statement before you vote.

         If you have any questions regarding the proposals, please feel free to call D.F. King & Co., Inc. at (800) 714-3312.

         IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

         Respectfully,

         /s/ James P. McCaughan

         James P. McCaughan

         Chairman

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

        Registration                                         Valid Signatures
        Corporate Accounts
        (1) ABC Corp.........................................ABC Corp.

        (2) ABC Corp. .......................................John Doe, Treasurer

        (3) ABC Corp.

            c/o John Doe, Treasurer .........................John Doe

        (4) ABC Corp. Profit Sharing Plan ...................John Doe, Trustee

        Trust Accounts

        (1) ABC Trust  ......................................Jane B. Doe,
                                                             Trustee

        (2) Jane B. Doe, Trustee

            u/t/d 12/28/78 ..................................Jane B. Doe

        Custodial or Estate Accounts

        (1) John B. Smith, Cust.

            f/b/o John B. Smith, Jr. UGMA ...................John B. Smith

        (2) John B. Smith ...................................John B. Smith, Jr.,
                                                             Executor

                          CREDIT SUISSE WARBURG PINCUS
                   INTERMEDIATE MATURITY GOVERNMENT FUND, INC.
                              466 Lexington Avenue
                          New York, New York 10017-3147


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 19, 2001

Dear Shareholders:

         Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Credit Suisse Warburg Pincus Intermediate Maturity Government Fund, Inc. (the "Fund") will be held on Wednesday, December 19, 2001, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017-3147, 16th Floor, for the following purpose:

PROPOSAL To approve a change of the Fund's investment objective to total return.

         The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

         Holders of record shares of the Fund at the close of business on October 17, 2001 are entitled to vote at the Special Meeting and at any adjournment(s) thereof. As a convenience to shareholders, you can now vote in any of five ways:

         o  By mail, with the enclosed proxy card(s);
         o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-714-3312;
         o  By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn:
            Dominick F. Maurillo, at 212-269-2796;
         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or
         o  In person at the Special Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         If you have any questions regarding the proposal, please feel free to call D.F. King & Co., Inc. at 1-800-714-3312.

By Order of the Board of Directors,

/s/ Hal Liebes

Hal Liebes
Vice President and Secretary
October 25, 2001

         YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.

                           CREDIT SUISSE WARBURG PINCUS
                   INTERMEDIATE MATURITY GOVERNMENT FUND, INC.
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3147

                                -----------------

                                 PROXY STATEMENT
                                -----------------

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2001

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Credit Suisse Warburg Pincus Intermediate Maturity Government Fund, Inc. (the "Fund") for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017-3147, on Wednesday, December 19, 2001, at 2:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Special Meeting").

         This Proxy Statement, Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about October 25, 2001 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it on the Internet, by telephone, by mail (addressed to Hal Liebes, Vice President and Secretary of Credit Suisse Warburg Pincus Funds, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147), in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

         The presence at any Special Meeting, in person or by proxy, of the holders of at least one-third of the shares entitled to be cast shall constitute a quorum. In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of the proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund ("Majority Vote"). "Majority Vote" for purposes of this proxy statement, and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding Shares of the Fund. If the shareholders of the Fund should fail to approve the proposed new investment objective, the Board shall consider appropriate action with respect to such non-approval of the proposed new investment objective.

         Abstentions and broker non-votes will have the effect of votes "against" the proposal for purposes of tabulating votes necessary for each proposal's approval. As noted above, properly executed proxies in which no specification is made will be voted in favor of the proposal.

         The Fund is an open-end investment company having one class of common stock outstanding. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of October 17, 2001 (the "Record Date"), the Fund had 4,941,949.647 outstanding shares.

         The persons who owned more than 5% of the Fund's outstanding shares as of the Record Date, to the knowledge of the Fund, are set forth in APPENDIX A hereto.


         THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF THE MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE WARBURG PINCUS FUNDS, P.O. BOX 9030, BOSTON, MASSACHUSETTS 02205-9030.


                                    PROPOSAL

             APPROVAL OF A CHANGE OF THE FUND'S INVESTMENT OBJECTIVE

INTRODUCTION

         The Board is asking shareholders to approve a proposal to change the Fund's investment objective to total return. The Fund's current investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The Fund's investment objective cannot be changed without shareholder approval. The Board approved this proposal at a meeting held on October 2, 2001. For the reasons described below, the Board believes that the proposed change is in the best interests of shareholders.

         The Board has approved certain investment policy changes to become effective if shareholders approve the change in investment objective. If the proposal is approved, the Fund's name will also be changed to the "Credit Suisse Investment Grade Bond Fund, Inc." to more accurately describe the Fund's proposed investment objective and policies. The proposal is discussed in more detail below.

CHANGE OF THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

         Existing Policies. As stated above, the Fund's current investment objective is to seek as high a level of current income as is consistent with the preservation of capital. To achieve this objective, the Fund invests in securities of the U.S. Government and its agencies and instrumentalities. The Fund normally maintains a weighted average portfolio maturity of between three and 10 years. The proposed new investment objective of the Fund is total return.

         Proposed New Policies. The Board has approved certain policies that will be implemented if, and only if, the proposal to change the Fund's investment objective is approved. The Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade fixed-income securities. In choosing investments for the Fund, the portfolio managers will seek to maintain an average dollar-weighted credit rating of the portfolio of A or better. The portfolio managers will use sector rotation and security selection as primary sources of performance and will generally invest in securities represented in the Lehman Brothers Aggregate Bond Index (the "Index"), or securities that have similar credit characteristics to those of the Index. The portfolio managers will sell a security when there has been a fundamental change in the issuer's prospects or financial condition. The portfolio managers also will sell securities for a variety of other reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

         Investment grade securities are securities rated BBB or better by Standard & Poor's Ratings Services (or similarly rated by another major rating agency), or unrated securities determined by Credit Suisse Asset Management, LLC ("CSAM"), the Fund's investment adviser, to be of equivalent quality, at the time of purchase. In the event that a security held by the portfolio is downgraded below investment grade, the portfolio managers will take this into consideration in deciding whether to continue to hold the security, but are not required to dispose of the security.

         The Fund will invest primarily in fixed-income securities, such as corporate bonds, debentures and notes, convertible debt securities, preferred stocks, government securities, municipal securities, mortgage-backed securities and repurchase agreements involving portfolio securities. The Fund will be authorized to invest without limit in U.S. dollar denominated foreign securities and up to 10% of its assets in non-dollar-denominated foreign securities. To a limited extent, the Fund may engage in other investment practices.

         The interest income to be derived from debt securities may be considered as one factor in selecting such securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

RISK FACTORS

         As stated above, if the proposal is approved and the new investment policies are implemented, the Fund will have an increased ability to invest in the fixed-income securities of issuers other than the U.S. Government and its agencies and instrumentalities. The market values of such securities reflect individual issuer developments and may be more sensitive to changes in the equity markets or unfavorable economic or political developments. Thus, under certain circumstances, the Fund's net asset value can be expected to experience more volatility than it has experienced historically. In addition, the increased ability of the Fund to invest in fixed-income securities other than U.S. Government securities and the securities of foreign issuers increases the potential credit risk and foreign securities risk, respectively, associated with the Fund.

         Credit Risk. Credit risk represents the risk that the issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. Securities issued by the U.S. Government and its agencies and instrumentalities have very low, if any, credit risk. Other issuers have varying degrees of credit risk that must be evaluated by CSAM to assess the attractiveness of the investment opportunity, since the tradeoff for assuming additional credit risk is a potentially higher return. To mitigate this additional credit risk, the Fund will invest primarily in investment grade securities. In addition, as stated above, the portfolio managers will seek to maintain an average dollar-weighted credit rating of the portfolio of A or better.

         Foreign Risk. A fund that invests in foreign securities carries additional risk such as currency risk, information risk and political risk. Currency risk is the risk that fluctuations in exchange rates between U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The Fund may, but will not be required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. Information risk is the risk that key information about an issuer, security or market may be inaccurate or unavailable. Political risk is the risk that foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

REASONS FOR THE PROPOSAL

         The change in investment objective is intended to increase the Fund's overall investment flexibility and performance potential. The Board and management believe that by changing the Fund's investment objective and policies to allow the Fund to invest in a broad range of investment grade fixed-income securities with the goal of achieving total return -- and not just obligations of the U.S. Government and its agencies and instrumentalities with the goal of achieving income --investors can benefit. Because of their lower credit risk, U.S. Government securities traditionally have lower yields than other fixed income securities of like maturity. As a result of the proposed change in the Fund's investment objective and policies, a larger universe of investment opportunities will be available to the Fund, many of which can be expected to provide a potentially higher total return than U.S. Government securities.

         The assets in the Fund equal approximately 51,495,115.321 as of October 17, 2001. The Fund's Board believes the Fund may grow larger as a result of the proposed changes because investors may achieve a higher return with only a limited corresponding increase in investment risk. If this were to occur, it might have a positive effect on the Fund's expense ratio.

PORTFOLIO REPOSITIONING

         If the proposal is approved by shareholders, it is anticipated that CSAM will reposition the Fund's portfolio to take advantage of the increased flexibility in the Fund's investment objective and policies. In order to accomplish this, the Fund may be required to sell securities currently held in its portfolio. To the extent the prices at which the Fund sells securities are greater than the prices at which the Fund purchased securities, the Fund will recognize capital gains, which will be passed along to shareholders. Although it is difficult to predict, the amount of capital gains that would be recognized by the Fund as a result of repositioning its portfolio is not expected to be material as of the date of this Proxy Statement.

CHANGE OF THE FUND'S NAME

         The Board has also approved, subject to shareholder approval of the proposal to change the Fund's investment objective, a change in the Fund's name to "Credit Suisse Investment Grade Bond Fund, Inc." which is more descriptive of the Fund's proposed investment objective and policies.

         If the proposal is approved by shareholders of the Fund at the Special Meeting, it will be effective upon appropriate disclosure being made in the Fund's prospectus and statement of additional information.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE FOR THIS PROPOSAL.

                            * * * * * * * * * * * * *

                             ADDITIONAL INFORMATION

GENERAL

         The costs of the Special Meeting (estimated at $40,000, including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by CSAM (and not by the Fund). The principal solicitation of proxies will be by the mailing of this proxy statement, but proxies may also be solicited by telephone and/or in person by representatives of the Fund and regular employees of CSAM or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

         D.F. King & Co., Inc. (the "Agent"), a proxy solicitation firm, has been retained by CSAM to assist in the solicitation of proxies and will receive fees estimated at $7,000, plus reimbursement for out-of-pocket expenses. As the Special Meeting date approaches, shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

         In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the proxy statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on the proposal(s). The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail confirming his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

         If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, by fax or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at 1-800-714-3312. Any proxy given by a shareholder, whether in writing, by telephone, by fax or by the Internet, is revocable.

         Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is the Fund's principal underwriter.

SHAREHOLDER PROPOSALS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

         Management knows of no business to be presented to the Special Meeting other than the matters set forth in this proxy statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

By Order of the Board of Directors,

/s/ Hal Liebes

Hal Liebes
Vice President and Secretary

New York, New York
October 25, 2001

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE WARBURG PINCUS FUNDS, P.O. BOX 9030, BOSTON, MASSACHUSETTS 02205-9030.

                                   APPENDIX A

                          CREDIT SUISSE WARBURG PINCUS
                   INTERMEDIATE MATURITY GOVERNMENT FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND



                                                          NUMBER OF                     PERCENT OF
                                                        COMMON SHARES                  COMMON SHARES
                                                       OWNED OF RECORD                  OUTSTANDING
NAME AND ADDRESS
Charles Schwab & Co., Inc.                            1,325,653.2030                          26.72%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corporation                 930,897.7180                          18.76%
FBO Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

* The Fund does not believe that these entities are the beneficial owners of the shares held by record by them.

                                   PROXY CARD
                          CREDIT SUISSE WARBURG PINCUS
                   INTERMEDIATE MATURITY GOVERNMENT FUND, INC.

                       SPECIAL MEETING OF SHAREHOLDERS TO
                     BE HELD ON DECEMBER 19, 2001 AT 2:00 PM

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Rocco Del Guercio and Gregory Bressler, and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Warburg Pincus Intermediate Maturity Government Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund to be held on Wednesday, December 19, 2001, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, 16th Floor, and any adjournments thereof (the "Meeting"), as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated October 25, 2001. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

------------------------            ------------------------

------------------------            ------------------------

------------------------            ------------------------


                                                  [REVERSE SIDE]

X        PLEASE MARK VOTES
         AS IN THIS EXAMPLE

CREDIT SUISSE WARBURG PINCUS               THE BOARD OF DIRECTORS OF THE FUND
INTERMEDIATE MATURITY GOVERNMENT           UNANIMOUSLY RECOMMENDS A VOTE
FUND, INC.                                 FOR THE PROPOSAL.

       VOTE THIS CARD TODAY!
       BY MAIL, BY PHONE AT
          1-800-714-3312,
             BY FAX AT
           212-269-2796
   OR ON-LINE AT www.warburg.com

 This proxy, if properly executed,                                                   For  Against  Abstain
          will be voted in
     the manner directed by the                                                      ---    ---       ---
      undersigned shareholder.              To approve a change of the Fund's
IF NO DIRECTION IS MADE, THIS PROXY         investment objective to total return.
   WILL BE VOTED "FOR" APPROVAL
           OF THE PROPOSAL.
                                            The appointed proxies, in their discretion, will vote on any other
CONTROL NUMBER:                             business as may properly come before the Special Meeting or any adjournment thereof.


Please be sure to sign and date                           Mark box at right if an address change or comment
this Proxy.                                 Date          has been noted on the reverse side.                      ---


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD                                                     RECORD DATE SHARES:
